Exhibit 24

POWER OF ATTORNEY

The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of February, 2008.

/s/ Graham T. Allison
Graham T. Allison

POWER OF ATTORNEY

The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 19th day of February, 2008.

/s/ Jerome A. Chazen
Jerome A. Chazen

POWER OF ATTORNEY

The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of February, 2008.

/s/ Craig M. Hatkoff
Craig M. Hatkoff

POWER OF ATTORNEY

The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 15th day of February, 2008.

/s/ Peter Karmanos, Jr.
Peter Karmanos, Jr.

POWER OF ATTORNEY

The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 20th day of February, 2008.

/s/ William U. Parfet
William U. Parfet

POWER OF ATTORNEY

The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K for the year ended December 31, 2007, and any and all amendments thereto, to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission.  The undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.  Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 18th day of February, 2008.

/s/ Ronald W. Tysoe
Ronald W. Tysoe